Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes
Income Taxes

12. Income Taxes

The provision for income taxes consists of the following components (in thousands):

	Year Ended December 31,
	2009	2010	2011
Current tax expense	$290	$875	$1,133
Deferred tax expense/(benefit)	(12)	(32)	234
	$278	$843	$1,367

The Company’s provision for income taxes consists primarily of foreign taxes.

Reconciling items from income tax computed at the statutory federal rate were as follows:

	Year Ended December 31,
	2009	2010	2011
Federal income tax at statutory rate	34.0%	34.0%	34.0%
State income taxes, net of federal benefits	2.8	2.6	2.5
Permanent adjustments	(2.3)	0.3	(1.8)
Net research and development and other tax credits	1.6	0.2	0.0
Valuation allowance	(35.8)	(36.0)	(33.1)
Foreign	(1.1)	0.1	(0.3)
Other	0.5	(1.8)	(1.8)
	(0.3)%	(0.6)%	(0.5)%

Significant components of the Company’s deferred tax assets and liabilities are as follows (in thousands):

	December 31, 2010	December 31, 2011
Net operating losses	$101,872	$179,245
Accruals, reversals and stock compensation	17,304	21,422
Deferred revenue	10,688	11,872
Credit carryforwards	3,899	4,051
Depreciation and amortization	2,714	4,169
Deferred tax assets before valuation allowance	136,477	220,759
Valuation allowance	(136,243)	(220,759)
Net deferred tax assets	$234	$—

At December 31, 2011, the Company had $497.3 million of federal net operating losses, $353.9 million of state net operating losses and $4.1 million of credit carryforwards that expire at various dates through 2031. The valuation allowance increased by $54.4 million and $84.1 million during 2010 and 2011, respectively, due to the increase in the net deferred tax assets by the same amounts (primarily due to the increased net operating losses). The net deferred tax assets are classified as other assets in the Company’s consolidated balance sheet.

Under the provisions of the Internal Revenue Code, certain substantial changes in the Company’s ownership, including a sale of the Company or significant changes in ownership due to sales of equity, may have limited, or may limit in the future, the amount of net operating loss carryforwards which could be used annually to offset future taxable income. The amount of any annual limitation is determined based upon the Company’s value prior to an ownership change. The Company has not determined whether there has been such a cumulative change in ownership or the impact on the utilization of the loss carryforwards if such change has occurred.

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions. With few exceptions, all tax years 2003 through 2011 remain open to examination by U.S. federal, state and local, or non-U.S. tax jurisdictions.

As of December 31, 2011, the Company has provided a liability for $1.0 million for uncertain tax positions related to various foreign income tax matters which are classified as other long-term liabilities in the Company’s consolidated balance sheets. The uncertain tax positions as of December 31, 2011 exclude interest and penalties of $0.3 million which are classified as other long-term liabilities on the Company’s consolidated balance sheets. These uncertain tax positions would impact the Company’s effective tax rate, if recognized. The Company does not expect that the amounts of uncertain tax positions will change significantly within the next 12 months.

A reconciliation of the beginning and ending amount of uncertain tax positions is as follows (in thousands):

	Year Ended December 31,
	2009	2010	2011
Balance at beginning of year	$630	$631	$669
Additions/(settlements)	(43)	—	348
Fluctuation in foreign exchange rates	44	38	13
Balance at end of year	$631	$669	$1,030

The Company recognizes interest and penalties accrued related to uncertain tax positions in the provision for income taxes. During the years ended December 31, 2009, 2010 and 2011, the Company recognized approximately $0.1 million, $0.1 million and $0.1 million in penalties and interest, respectively. The Company had approximately $0.3 million for the payment of penalties and interest included in other long-term liabilities at December 31, 2011.